SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8K

       Current Report Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): October 23,
                              2002


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


    New Jersey                1-3215           22-1024240

(State or other             Commission         (I.R.S. Employer
jurisdiction                File Number      Identification No.)
of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

           (Address of principal executive offices)    (zip code)


Registrant's telephone number including area code: (732) 524-0400

Item 5.   Other Events.

On October 18, 2002, Johnson & Johnson ("J&J") issued the attached press release statement on the Amgen arbitration that is filed as Exhibit 99.15 to this Form 8K. The unaudited consolidated statements of earnings of J&J for the quarter and nine month periods ended September 29, 2002 reflecting the results of the Amgen arbitration is being filed as Exhibit 99.2O to this Form 8K.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)  Exhibits

Exhibit No.       Description of Exhibit

99.15     Press Release dated October 18, 2002.

99.2O Unaudited consolidated statements of earnings for the quarter and nine month periods ended
          September 29, 2002




                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JOHNSON & JOHNSON




Date: October 23, 2002        By: /s/ Stephen J. Cosgrove
                              Stephen J. Cosgrove
                              Chief Accounting Officer